UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

EXOPACK HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	333-136559	76-0678893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3070 Southport Road, Spartanburg, SC	29302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (864) 596-7140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In two separate press releases issued on May 6, 2011, Exopack Holding Corp. announced its proposed plans relating to certain liquidity and capital resource matters. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Exopack Holding Corp. on May 6, 2011.

99.2	Press release issued by Exopack Holding Corp. on May 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: May 12, 2011	By:	/s/ Eric M. Lynch
Name: Eric M. Lynch
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Exopack Holding Corp. on May 6, 2011.

99.2	Press release issued by Exopack Holding Corp. on May 6, 2011.